Exhibit 10.7

ASSET PURCHASE AGREEMENT

This Asset Purchase Agreement (this "Agreement") dated April 18, 2013 (the "Effective Date"), by and between Premier Energy Partners (I) LLC, a Colorado limited liability company ("Seller), and PetroShare Corp., a Colorado corporation ("Buyer"). Seller and Buyer shall hereinafter be referred to collectively as the "Parties" and individually as a "Party".

ARTICLE I
CERTAIN DEFINITIONS

Section 1.1 Defined Terms. Unless the context otherwise requires:

(a) the terms defined in this Agreement shall have the meanings specified, with each definition to be equally applicable both to the singular and the plural forms of the terms;

(b) all references in this Agreement to an "Article," "Section," or "subsection" shall be to an Article, Section, or subsection of this Agreement;

(c) the words "this Agreement," "hereof," "hereunder," "herein," "hereby," or words of similar import shall refer to this Agreement as a whole and not to a particular Article, Section, subsection, clause or other subdivision; and

(d) the words used herein shall include the masculine, feminine, and neuter gender.

Section 1.2 Interpretation. In construing this Agreement:

(a) examples shall not be construed to limit, expressly or by implication, the matter they illustrate;

(b) the word "includes" and its derivatives means "includes, but is not limited to" and corresponding derivative expressions;

(c) a defined term has its defined meaning throughout this Agreement and each exhibit, attachment, and schedule to this Agreement, regardless of whether it appears before or after the place where it is defined;

(d) each Exhibit to this Agreement is a part of this Agreement, but if there is any conflict or inconsistency between the main body of this Agreement and any Exhibit, the provisions of the main body of this Agreement shall prevail; and

(e) canons of construction or rules of interpretation that would construe any provision of this Agreement against the drafter, whether due to ambiguity or otherwise, shall not apply.

ARTICLE II

SALE AND PURCHASE; DUE DILIGENCE

Section 2.1 Sale and Purchase. Subject to the terms and conditions of this Agreement, Seller agrees to sell and convey to Buyer, and Buyer agrees to purchase from Seller, an undivided 100.00% of Seller's right, title and interest in the following described assets and properties (together, the "Assets"):

(a) the oil, gas and mineral leases and the leasehold estates created thereby, described in Schedule 2.1(a), together with corresponding interests in and to all related property and rights;

(b) the oil, gas and mineral leases and the leasehold estates created thereby, described in Schedule 2.1(b), together with corresponding interests in and to all related property and rights. Together the leases described in Schedule 2.1(a) and Schedule 2.1(b) are referred to herein as the "Leases". Buyer has conducted Due Diligence comprised of land contract work, Abstracts and Attorney Drilling Title Opinion used in providing Schedule 2.1(b). Buyer acknowledges that they will rely on Buck Peak LLC or its designee to provide documents delivering the NRI covering Section 25, T6N-R9OW, Moffat County, Colorado as follows:

·	All Leases in W/2 Section 25, T6N-R9OW — 78.5% NRI delivered;

·	Keith family Leases — 77.5% NRI delivered;

·	Remaining Leases E/2 Section 25, T6N-R9OW — 78.5% NRI delivered

(c) all right, title and interest of Seller in and to the lands covered by, or subject to, or pooled or unitized with the Leases (together, the "Lands");

(d) all contracts and contractual rights, obligations, and interests described in Schedule 2.1(d), and to the extent transferable, all other material contracts and contractual rights, obligations, and interests, including but not limited to all farmout and farmin agreements, operating agreements, surface use agreements, lease agreements, and other contracts or agreements covering or affecting any of the Assets (together, the "Contracts");

(e) all data and information described in Schedule 2.1(e), and copies of all other 2D seismic data and interpretations thereof covering the Lands, together with the shot records and digital data suitable for reprocessing. In addition, Seller shall provide and assign to Buyer any planned or permitted 2D or 3D seismic shoot covering the Lands or parts thereof;

(f) all right, title and interest of Seller in and to or derived from the following insofar as the same are attributable to the Leases, Lands, or Contracts: (i) all rights with respect to the use and occupancy of the surface of and the subsurface depths under the Lands; (ii) all agreements and contracts, easements, rights-of-way, servitudes, and other estates; (iii) all real and personal property located in or upon the Lands or used in connection with the exploration, development or operation of the

Leases; and (iv) any and all lease files, title files, land files, division order files, marketing files, well files, abstracts, title opinions, production records, seismic, geological, geophysical and engineering data, and all other files, maps and data (in whatever form) arising out of or relating to the Leases or Lands or the ownership, use, development, maintenance or operation of the other Assets (the "Records"); and

(g)           Notwithstanding the foregoing, the transfer of the Assets pursuant to this Agreement shall not include the assumption of any liability related to the Assets unless Buyer expressly assumes that liability herein.

Section 2.2 Review Period. With respect to Assets listed on Schedule 2.1(a) and Schedule 2.1(b), from the Effective Date up to and including April 19, 2013 (the "Review Period"), Buyer shall have the right to review the Records in the Seller's possession and confirm that no Defects exist with respect to the Assets.

(a) "Defects" shall consist of one or more Title Defects or Environmental Defects.

(b) "Title Defects" means encumbrances, encroachments, irregularities, or defects in title to the Assets that causes Seller's title to be less than Good and Marketable Title.

(c) "Good and Marketable Title" means such right, title or interest held by Seller that will entitle Buyer, in Buyer's sole discretion, to: (i) an interest in each Lease covering the number of net mineral acres described in the column marked "Net Mineral Acres" in Schedules 2.1(a) and 2.1(b); (ii) receive no less than the net revenue interest listed on Schedules 2.1(a) and 2.1(b) in each Lease; (iii) Leases with primary terms expiring on the dates set out for each of the Leases in Schedules 2.1(a) and 2.1(b); and (iv) sufficient rights under the Leases to allow Buyer to fully develop the oil, gas, and minerals covered by the Leases.

(d) "Environmental Defects" means the (i) failure of the Assets to comply with Environmental Laws, or (ii) the existence of any physical condition related to prior oil and gas operations that, in Buyer's discretion, would require Buyer to be responsible for taking corrective or remedial action with respect to such condition as a consequence of Buyer acquiring title to the Leases (referred to herein as a "Nonconforming Physical Condition"). To the extent that Buyer accepts a Lease (and the Lands covered thereby) as being free from Environmental Defects pursuant to the foregoing, Seller shall have no liability to Buyer with respect to the presence on such Lease (or Lands) of an Existing Well.

(e) "Environmental Laws" shall mean all applicable Laws relating to: (a) the control of any pollutant or potential pollutant or protection of the air, water, land or the environment, (b) solid, gaseous or liquid waste generation, handling, treatment, storage, disposal or transportation or (c) exposure to hazardous, toxic, explosive, corrosive or other substances alleged to be harmful. Environmental Laws shall include, but not be limited to, the Clean Air Act, 42 U.S.C. § 7401 et seq., the Clean Water Act, 33 U.S.C. § 1251 et seq., the Resource Conservation Recovery Act, 42 U.S.C. § 6901

et seq., the Superfund Amendments and Reauthorization Act, 42 U.S.C. § 11001 et seq., the Water Pollution Control Act, 33 U.S.C. § 1251 et seq., the Safe Drinking Water Act, 42 U.S.C. § 300f et seq. and the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. § 9601 et seq.

(f) "Laws" shall mean all applicable statutes, laws, ordinances, regulations, rules, rulings, orders, restrictions, requirements, writs, injunctions, decrees or other official acts of or by any Governmental Authority.

(g) "Governmental Authority" shall mean shall mean (i) the United States of America; (ii) any state, county, municipality or other governmental subdivision within the United States of America; and (iii) any court or any governmental department, commission, board, bureau, agency or other instrumentality of the United States of America or of any state, county, municipality or other governmental subdivision within the United States of America.

Section 2.3 Confirmation of Defects. In order to confirm that no Defects exist with respect to the Assets, Buyer shall, during the Review Period, have the right:

(a) to examine the Leases, Contracts, Records, and all other materials in Seller's possession or under Seller's control relating to the Assets, including, without limitation, geologic and engineering data, seismic data, unrecorded Contracts, revenue and expense records, suspense account records, division order files, well files and land and lease files (collectively, the "Data");

(b) to examine title to the Assets, based upon the Data and the public records of the county and state in which the Leases and Lands are located, at its sole cost, risk and expense;

(c) to physically inspect the Assets in order to ascertain the condition of the Leases and Lands and to determine the presence or absence of any wellbores, naturally occurring radioactive materials, environmental contaminations, materials of environmental concern, or violations of Environmental Laws.

Section 2.4 Cooperation. Seller shall cooperate with Buyer and provide Buyer with access to the Data in Seller's ofl•ices at reasonable hours. Buyer shall have the right, at its own expense, to photocopy any of such Data; provided, however, that if Closing does not occur Buyer shall, upon notice to Seller, return all copies of the Data to Seller.

Section 2.5 Access. Seller shall provide Buyer reasonable access to the Leases and Lands at Buyer's sole cost and expense.

Section 2.6 Defect Notices. On or before the expiration of the Review Period, Buyer shall provide notice to Seller regarding all Defects (each, a "Defect Notice"). A Defect Notice shall be in writing and shall include: (i) a description of the Assets affected by the Defect; and (ii) an explanation of the basis for the Defect.

Section 2.7 Cure Period. Upon receiving a Defect Notice, Seller shall have the right to remedy the Defect, to the reasonable satisfaction of Buyer, within six days following the expiration of the Review Period (the "Cure Period") unless extended by mutual agreement of the Parties. If Seller is unable to remedy any Defect to the satisfaction of Buyer prior to the expiration of the Cure Period, Buyer shall have the right to either (i) accept the uncured Defect and proceed to Closing, or (ii) terminate this Agreement, in which event each Party shall have no further obligation to the other hereunder. Buyer shall give Seller written notice of its election within three business days following the end of the Cure Period (the failure of Buyer to give notice within such three-day period shall be deemed to be its election to terminate this Agreement). Notwithstanding the foregoing, the parties shall always have the right to mutually agree to a new Purchase Price (as defined below) for the Assets to take into account the effect of uncured Defects.

ARTICLE Ill
CONSIDERATION AND PAYMENT

Section 3.1 Consideration. In consideration for the sale and conveyance of the Assets to Buyer, the Buyer shall pay the total purchase price described in this Section 3.1(a) and (b) (the "Purchase Price") and, at the direction of Seller, the Purchase Price shall be distributed directly to Seller's Members in the following manner:

(a) The sum of two hundred and twenty-three thousand four hundred dollars ($223,400.00) shall be due and payable at Closing to Seller's Members as described in the table in Section 3.2; and

(b) Buyer shall issue 67,000 shares of restricted common stock of Buyer (the "Shares"), valued at $1 per share, at Closing to the Seller's Members as described in the table in Section 3.2.

Section 3.2 Members Purchase Price Allocation Table.

Member	Purchase Price Allocation
Frederick J. Witsell John H. Carpenter David L. Witsell Kyle A. Worsham
Allocation pursuant to Letter Offer signed February 22, 2013
Allocation pursuant to Letter Offer signed February 28, 2013
Allocation pursuant to Letter Offer signed March 11, 2013
Allocation pursuant to Letter Offer signed March 15, 2013

Section 3.3 Seller's Members. The Members of Seller listed in Section 3.2 (together "Seller's Members" or individually a "Member") shall each join in the representations and warranties in Sections 4.1 and 4.2 of this Agreement and shall execute this Agreement as provided on the signature page.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES

Section 4.1 Representations and Warranties of Seller. Seller and Seller's Members represent and warrant to Buyer as follows:

(a) Seller is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Colorado and has the requisite corporate power to carry on its business as it is now being conducted. Seller is duly qualified to do business, and is in good standing, in each jurisdiction in which the Assets owned, leased or operated by it makes such qualification necessary.

(b) Seller has all requisite power and authority to execute and deliver this Agreement and to perform its obligations under this Agreement. The execution, delivery and performance of this Agreement and the transactions contemplated hereby have been duly and validly authorized by all requisite corporate action on the part of Seller.

(c) This Agreement constitutes a valid and binding agreement of Seller enforceable against Seller in accordance with its terms, subject to: (i) applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws of general application with respect to creditors; (ii) general principles of equity; and (iii) the power of a court to deny enforcement of remedies generally based upon public policy.

(d) Neither the execution and delivery of this Agreement nor the consummation of the transactions and performance of the terms and conditions contemplated hereby by Seller will: (i) conflict with or result in any breach of any provision of the articles of organization, operating agreement or other similar governing documents of Seller; (ii) conflict with, be rendered void or ineffective by or under the terms, conditions or provisions of any agreement, instrument or obligation to which Seller is a party or is subject or by which any of its properties or assets are bound; (iii) result in or give rise to (or with notice or the passage of time or both could result in or give rise to) a default, the creation or imposition of any lien, charge, penalty, restriction, security interest or encumbrance or any change in terms, termination, cancellation or acceleration under the terms, conditions or provisions of any Asset (or of any agreement, instrument or obligation relating to or burdening Seller or any Asset); or (iv) violate or be rendered void or ineffective under any Laws or result in or give rise to (or with notice or the passage of time or both could result in or give rise to) the creation or imposition of any lien, charge, penalty, restriction, security interest or encumbrance on or with respect to any Asset under any Law.

(e) Except for the Transfer Requirements expressly described and set forth in Schedule 4.1(e), none of the Assets or any portion thereof are subject to any Transfer Requirements. "Transfer Requirements" shall mean any consent, approval, authorization or permit of, or filing with or notification to, any Person which must be obtained, made or complied with for or in connection with the execution and delivery of this Agreement by Seller or any sale, assignment, transfer or encumbrance of any Asset or any interest therein in order (i) for such sale, assignment, transfer or encumbrance to be effective, (ii) to prevent any termination, cancellation, default, acceleration or change in terms (or any right thereof from arising) under any terms, conditions or provisions of any Asset (or of any agreement, instrument or obligation relating to or burdening any Asset) as a result of such sale, assignment, transfer or encumbrance, or (iii) to prevent the creation or imposition of any lien, charge, penalty, restriction, security interest or encumbrance on or with respect to any Asset (or any right thereof from arising) as a result of such sale, assignment, transfer or encumbrance; excluding, however, from the definition of Transfer Requirements consents and approvals of assignments by any Governmental Authority (other than consents and approvals by any Governmental Authority in connection with the assignment of any lease from a city, county, state or federal government that is included in the Assets) that are customarily obtained after closing the transactions contemplated by this Agreement.

(f) There are no actions, suits, arbitrations, proceedings, investigations or claims pending or threatened relating to or affecting any of the Assets or the transactions contemplated by this Agreement.

(g) Seller has not received any notice of any violation or alleged violation (or of any fact or circumstance which with notice or the passage of time or both would constitute a violation) of any Laws (including any Environmental Laws) applicable to the Assets, and the Assets comply with all Laws (including any Environmental Laws).

(h) Schedule 2.1(d) sets forth a true and correct description of each Contract, agreement or similar arrangement which is included in the Assets or by which any of the Assets is bound. Seller is in compliance with all terms and provisions of all contracts or agreements included in or by which any of the Assets is subject. All such contracts and agreements are in full force and effect and, to the knowledge of Seller, there are no violations or breaches thereof or existing facts or circumstances which upon notice or the passage of time or both will constitute a violation or breach thereof by any other party thereto.

(i) Seller has Good and Marketable Title to the Assets;

(j) Neither Seller nor any Affiliate of Seller has incurred any obligation or entered into any agreement for any investment banking, brokerage or finder's fee or commission in respect of the transactions contemplated by this Agreement for which Buyer or any Affiliate of Buyer shall incur any liability. "Affiliate" shall mean, as to the Person specified, any Person controlling, controlled by or under common control with such specified Person. The concept of control, controlling or controlled as used in the aforesaid context means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of another, whether through the ownership of voting securities, by contract or otherwise.

(k) Seller has paid all Taxes on or relating to the Assets, which are currently due and payable as required by Law prior to delinquency. Seller is not a nonresident alien or foreign corporation (as those terms are defined in Internal Revenue Code of 1986, as amended, and any successor thereto, together with all regulations promulgated thereunder (together, the "Code").

     (l) There are no bankruptcy, reorganization or arrangement proceedings pending against, being contemplated by, or threatened against Seller.

(m) Seller is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or is otherwise subject to regulation under or the restrictions of such Act.

(n) All licenses, permits, certificates, orders, approvals and authorizations of Governmental Authority necessary for the ownership or operation of the Assets have been obtained and all such licenses, permits, certificates, orders, approvals and authorizations are in full force and effect and all fees and charges relating thereto have been paid.

(o) None of the Assets are subject to or are bound by any futures, hedge, swap, collar, put, call, option or other commodities contract or agreement.

(p) Seller has knowledge, skill and experience in financial, business and investment matters relating to the transactions contemplated by this Agreement and is capable of evaluating the merits and risks of such transactions. To the extent deemed necessary by Seller, Seller has retained, at its own expense, and relied upon, appropriate professional advice regarding the investment, tax and legal merits and consequences of its execution of this Agreement.

(q) To the best of Seller's knowledge, none of Seller's statements or representations in this Agreement contain any untrue statement of any fact or omit to state any fact necessary to be stated in order to make the statements or representations made not misleading.

(r) The Assets to be transferred under this Agreement constitute substantially of Seller's assets.

(s) The transactions contemplated in this Agreement have been undertaken by the Seller in good faith, considering its obligations to any person or entity to whom Seller owes a right to payment, and has undertaken these transactions without any intent to hinder, delay or defraud any of Seller's creditors. The Seller has not been sued or threatened with suit by any creditor prior to the execution of this Agreement and have not moved or concealed any assets from creditors. Seller believes in good faith that Seller will receive consideration reasonably equivalent to the value of the assets transferred under this Agreement.

(t) Seller is an "accredited investor" as that term is defined in Regulation D under the Securities Act.

Section 4.2 Representations and Warranties of Seller's Members. Seller's Members represent and warrant to Buyer as follows:

(a) Each Member of Seller is acquiring the Shares described in Subsection 3.1(b) for the Member's own account and for investment purposes only, and without the intention of reselling or redistributing the same.

(b) Each Member of Seller represents that he is an "accredited  investor" as that term is defined in Regulation D under the Securities Act.

(c) The Shares shall be subject to statutory resale restrictions under the securities laws. The Shares have not been and will not be registered under the Securities Act of 1933, as amended (the "Securities Act") and may not be offered or sold in the U.S. or to any U.S. Person, unless the Shares are registered under the Securities Act and all applicable state securities laws or an exemption from such registrations requirement is available. No representation has been made by or on behalf of Buyer as to the period of time during which Seller's Members will be required to hold the Shares prior to resale. Buyer is under no obligation to register the Shares or to take any other action to allow Seller's Members to sell the Shares.

(d) The certificates representing the Shares will bear a legend substantially in the following form:

THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), IN RELIANCE UPON THE EXEMPTIONS FROM REGISTRATION PROVIDED IN THE ACT AND REGULATION D UNDER THE ACT AND HAVE NOT BEEN REGISTERED UNDER ANY STATE SECURITIES LAWS. THEREFORE, ANY SUBSEQUENT TRANSFER OF THIS SECURITY OR ANY INTEREST THEREIN WILL BE UNLAWFUL UNLESS IT IS REGISTERED UNDER THE ACT AND ANY STATE SECURITIES LAWS OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE. FURTHERMORE, IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY OR ANY INTEREST THEREIN, WITHOUT THE OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT THE PROPOSED TRANSFER OR SALE DOES NOT AFFECT THE EXEMPTIONS RELIED UPON BY THE COMPANY IN ORIGINALLY DISTRIBUTING THE SECURITY AND THAT REGISTRATION IS NOT REQUIRED.

Section 4.3 Representations and Warranties of Buyer. Buyer represents and warrants to Seller as follows:

(a)          Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Colorado and has the requisite corporate power to carry on its business as it is now being conducted. Buyer is duly qualified to do business, and is in good standing, in each jurisdiction in which the Assets to be acquired by it makes such qualification necessary.

(b) Buyer has all requisite corporate power and authority to execute and deliver this Agreement and to perform its obligations under this Agreement. The execution, delivery and performance of this Agreement and the transactions contemplated hereby have been duly and validly authorized by all requisite corporate action on the part of Buyer.

(c) This Agreement constitutes a valid and binding agreement of Buyer enforceable against Buyer in accordance with its terms, subject to: (i) applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws of general application with respect to creditors; (ii) general principles of equity; and (iii) the power of a court to deny enforcement of remedies generally based upon public policy.

(d) Neither the execution and delivery of this Agreement nor the consummation of the transactions and performance of the terms and conditions contemplated hereby by Buyer will (i) conflict with or result in any breach of any provision of the certificate of incorporation, bylaws and other similar governing documents of Buyer; (ii) be rendered void or ineffective by or under the terms, conditions or provisions of any agreement, instrument or obligation to which Buyer is a party or is subject; or (iii) violate or be rendered void or ineffective under any Law.

(e) No consent, approval, authorization or permit of, or filing with or notification to, any Person is required for or in connection with the execution and delivery of this Agreement by Buyer or for or in connection with the consummation of the transactions and performance of the terms and conditions contemplated hereby by Buyer.

(f) Neither Buyer nor any Affiliate of Buyer has incurred any obligation or entered into any agreement for any investment banking, brokerage or finder's fee or commission in respect of the transactions contemplated by this Agreement for which Seller or any Affiliate of Seller shall incur any liability.

ARTICLE V
COVENANTS OF SELLER AND BUYER

Section 5.1 General Conveyance. Upon the terms and subject to the conditions of this Agreement, at Closing, Seller shall execute and deliver the General Conveyance, in substantially the form attached hereto as Exhibit 5.1 (the "Conveyance"), to Buyer together with all assignment forms as may be required by Law to be executed in connection with the conveyance of specific Assets; provided that the terms and provisions of the Conveyance shall control as to any conflict between the Conveyance and any such special assignment forms.

Section 5.2 Public Announcements. Without the prior written approval of the other Party, which approval shall not be unreasonably withheld, no Party will issue, or permit any agent or Affiliate to issue, any press releases or otherwise make, or cause any agent or Affiliate to make, any public statements with respect to this Agreement and the transactions contemplated hereby, except where such release or statement is deemed in good faith by the releasing Party to be required by Law or any national securities exchange, in which case the Party or Parties will use its or their, as the case may be, commercially reasonable efforts to provide a copy to the other Party prior to any release or statement.

Section 5.3 Further Assurances. Seller and Buyer each agree that, from time to time, whether before, at or after the Closing Date, each of them will execute and deliver or cause their respective Affiliates to execute and deliver such further instruments of conveyance and transfer and take such other action as may be necessary to carry out the purposes and intents of this Agreement. Any separate or additional assignment of the Assets or any portion thereof required pursuant to this Section 5.3: (a) shall evidence the conveyance and assignment of the Assets made or intended to be made in the Conveyance; (b) shall not modify or be deemed to modify any of the terms, covenants and conditions set forth in the Conveyance or in this Agreement; and (c) shall be deemed to contain all of the terms and provisions of the Conveyance, as fully as though the same were set forth at length in such separate or additional assignment.

Section 5.4 Negative Covenant. Between the date of this Agreement and the Closing Date, Seller shall not, without the prior written consent of Buyer, make any modification to any of the Assets or enter into any compromise or settlement of any litigation, proceeding or governmental investigation relating to the Assets. Notwithstanding the above, Seller shall be allowed to file and record any necessary documents which are required to cure title matters as set forth in Section 2.7 or as may be necessary to deliver the 8/8ths net revenue interests as listed in Schedules 2.1(a)(b) and as further set forth in Section 2.2(c).

ARTICLE VI
CLOSING

Section 6.1 Closing. Unless extended pursuant to the terms of this Agreement, the closing of this transaction shall be held on or before April 30, 2013 at 10:00 a.m. Colorado time, or such other mutually agreed upon date. The Closing may occur by fax or email as may be the case. The actual date on which the Closing occurs shall be known as the "Closing Date"). At Closing, the obligations in Section 6.2 and Section 6.3 shall occur, each being a condition precedent to the others and each being deemed to have occurred simultaneously with the other.

Section 6.2 Seller's Closing Obligations. At Closing, Seller shall execute and deliver, or cause to be executed and delivered, to Buyer the following:

(a) the Conveyance, Assignment and Bill of Sale in the form attached as Exhibit 5.1;

(b) an Affidavit of Non-foreign Status substantially in the form attached as Exhibit 6.2(b);

(c) the Records; and

(d)such other documents as may be reasonably necessary to convey all of Seller's interests in the Assets to Buyer in accordance with the terms and provisions of this Agreement.

Section 6.3 Buyer's Closing Obligations. At Closing, Buyer shall:

(a) deliver, or cause to be delivered, the cash portion of the Purchase Price in immediately available funds; and

(b) deliver, or cause to be delivered, a duly authorized share certificate in the name of each of Seller's Members as provided in Article III of this Agreement (the "Share Certificates").

Section 6.4 Buyer's Conditions of Closing. Buyer's obligations under this Agreement are subject, at the option of Buyer, to the satisfaction at Closing of the following conditions:

(a) All representations and warranties of Seller and Seller's Members contained in this Agreement shall be true in all material respects at and as of the Closing as if such representations and warranties were made at and as of the Closing; and

(b) Seller shall have performed and satisfied all covenants required by this Agreement to be performed and satisfied by Seller at or prior to the Closing.

Should the above conditions not be satisfied to Buyer's satisfaction as of the Closing, Buyer may, as its sole and exclusive remedy, terminate this Agreement without further liability between the Buyer and Seller.

Section 6.5 Survival. The representations and warranties of the Parties and Seller's Members contained in Article IV of this Agreement shall survive for six (6) months after the Closing Date. All of the covenants and agreements made by each Party in this Agreement shall survive the consummation of the transactions contemplated herein and shall continue in full force and effect after the Closing indefinitely until all obligations with respect to any such covenants are fulfilled in their entirety.

ARTICLE VII
Termination and Confidentiality

Section 7.1 Right of Termination This Agreement may be terminated at any time at or prior to the Closing:

(a) by mutual written consent of the Parties;

(b) by Buyer on the Closing Date if the obligations set forth in Section 7.2 or the conditions set forth in Section 7.5 have not been satisfied in all material respects or waived by Buyer in writing by the Closing Date;

(c) by Seller on the Closing Date if the obligations set forth in Section 7.3 or the conditions set forth in Section 7.4 have not been satisfied in all material respects or waived by Seller in writing by the Closing Date; or

(d) by either Buyer or Seller if the Closing has not occurred by April 30, 2013 unless agreed to by the Parties in writing.;

provided, however, that no Party shall have the right to terminate this Agreement pursuant to Sections 7.1(b), 7.1(c), or 7.1(d) if such Party is at such time in breach of any provision of this Agreement.

Section 7.2   Effect of Termination. In the event that the Closing does not occur because a Party exercises its right to terminate this Agreement under Section 2.7 or Section 7.1, then except as set forth in Section 3.2, this Agreement shall be null and void and no Party shall have any further rights or obligations under this Agreement; provided that, nothing herein shall relieve any Party from any liability for any breach hereof. Further, upon the failure of Seller to meet a material condition to Closing set forth in Section 6.4, Buyer, at its sole discretion, may enforce whatever legal or equitable rights may be appropriate and applicable, including, without limitation specific performance of this Agreement.

Section 7.3   Confidentiality: The Parties agree that the amount of the

Purchase Price shall remain confidential. Notwithstanding the immediately preceding sentence, the Parties agree that the Purchase Price may be disclosed by the Parties to their affiliates and each of their respective officers, directors, employees, partners, attorneys, representatives, accountants, brokers, and lenders. In addition, the Purchase Price may be disclosed as required by discovery process, court order, law, rule or regulation of a governmental authority or stock exchange. The Parties recognize that the Conveyance will be filed in the public record and consent to such filing. Nothing in this Section 7.1 shall prevent either Party from disclosing the other provisions of this Agreement or the fact that the Parties have entered into this Agreement.

ARTICLE VIII
MISCELLANEOUS

Section 8.1 Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the Parties and delivered to the other Party.

Section 8.2 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF COLORADO WITHOUT REFERENCE TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

Section 8.3   Entire Agreement. This Agreement (including the Exhibits, Schedules, and other agreements expressly contemplated by or incorporated herein) contains the entire agreement between the Parties with respect to the subject matter hereof and there are no agreements, understandings, representations or warranties between the Parties other than those set forth or referred to herein.

Section 8.4   Expenses. Buyer shall be responsible for all recording fees relating to the filing of instruments transferring title to Buyer from Seller. Seller shall be responsible for (a) all recording and other fees relating to title curative documents, (b) any sales Taxes which may become due and owing by reason of the sale of the Assets hereunder, (c) all transfer, stamp, documentary and similar Taxes imposed on the Parties with respect to the property transfer contemplated pursuant to this Agreement and (d) all income and other Taxes incurred by or imposed on Seller with respect to the transactions contemplated hereby. All other costs and expenses incurred by each Party in connection with all things required to be done by it hereunder, including attorney's fees, accountant fees and the expense of title examination, shall be borne by the Party incurring same.

Section 8.5   Notices. All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally, sent by documented overnight delivery service or, to the extent receipt is confirmed, by United States Mail, telecopy, telefax, email or other similar electronic transmission service to the appropriate address or number as set forth below. Notices to Seller shall be addressed as follows:

Premier Energy Partners (I) LLC
PO Box 2328
Littleton, CO 80161
Attn: Frederick J. Witsell
Email: fwitsellpremier@comcast.net

or at such other address and to the attention of such other Person as Seller may designate by written notice to Buyer. The party Seller designated above is authorized to receive any notice contemplated by this Agreement on behalf of all parties Seller and is also authorized to make any response or election required hereunder with respect to such notice on behalf of all parties Seller.

Notices to Buyer shall be addressed to:

PetroShare Corp.
7200 S. Alton Way, Suite B220
Centennial, Colorado 80111
Attention: Stephen J. Foley
Phone number: 303-591-1321
Email: sfoley43@msn.com

or at such other address and to the attention of such other Person as Buyer may designate by written notice to Seller.

Section 8.6    Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns. Neither this Agreement nor the obligations of any Party shall be assignable or transferable by such Party without the prior written consent of the other Party, which consent shall not be unreasonably withheld.

Section 8.7    Headings. The headings to Articles, Sections and other subdivisions of this Agreement are inserted for convenience of reference only and will not affect the meaning or interpretation of this Agreement.

Section 8.8    Amendments and Waivers. This Agreement may not be modified or amended except by an instrument or instruments in writing signed by the Party against whom enforcement of any such modification or amendment is sought. Any Party may, only by an instrument in writing, waive compliance by another Party with any term or provision of this Agreement on the part of such other Party to be performed or complied with. The waiver by any Party of a breach of any term or provision of this Agreement shall not be construed as a waiver of any subsequent breach.

Section 8.9    Exhibits and Schedules. The Exhibits and Schedules hereto which are referred to herein are hereby made a part hereof and incorporated herein by such reference.

Section 8.10 Purchase Price Allocation for Tax Purposes. Seller and Buyer agree that the Purchase Price shall be allocated to the various Assets for federal and state income tax purposes as shown on Exhibit 8.10. The Parties further agree that the allocations set forth on Exhibit 8.10 represent reasonable estimates of the fair market values of the Assets described therein.

Section 8.11 Agreement for the Parties' Benefit Only. Except as specified in Article VII, this Agreement is not intended to confer upon any Person not a Party any rights or remedies hereunder, and no Person, other than the Parties, is entitled to rely on any representation, warranty, covenant or agreement contained herein.

Section 8.12 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any adverse manner to any Party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

Section 8.13 Limitation of Damages. NOTWITHSTANDING ANYTHING CONTAINED HEREIN TO THE CONTRARY, IN NO EVENT SHALL ANY PARTY

AND/OR ITS AFFILIATES BE LIABLE FOR ANY CONSEQUENTIAL, SPECIAL, INDIRECT OR PUNITIVE DAMAGES CLAIMED BY A PARTY ARISING FROM OR RELATING TO ANY ACTIONS FOR ANY BREACH OR ALLEGED BREACH OF THIS AGREEMENT.

[Signatures on Following Page]

IN WITNESS WHEREOF, this Agreement has been signed by or on behalf of each of the Parties and Seller's Members as of the day first above written.

BUYER:

PetroShare Corp.

By:           /s/ Stephen J. Foley
Name:     Stephen J. Foley
Title:       Chief Executive Officer

SELLER:

Premier Energy Partners (I) LLC

By:    /s/ Frederick J. Witsell
Name:     Frederick J. Witsell
Title:       Managing Member

MEMBERS:

/s/ Fred J. Witsell
Fred J. Witsell

/s/ John H. Carpenter
John H. Carpenter

/s/ David L. Witsell
David L. Witsell

/s/ Kyle A. Worsham
Kyle A. Worsham

SCHEDULE 2.1(a) with Lease Valuation Summary

Assignment of Leases dated April ___, 2013

LESSOR	LESSEE	DESCRIPTION	EFFECTIVE DATE	EXPIRATION DATE	GROSS ACRES	NET ACRES	NET ACRES CONVEYED	NET REVENUE INTEREST	RECORDING
							2.70%	to be delivered 8/8ths
Richard J. Colby	Buck Peak, LLC	T6N-R90W, 6th P.M. Sec 21: Lots 11,14,15 & 16 Sec 22: Lots 12 & 13 Sec 27: Lots 3 & 4 Sec 28: Lot 1	11/20/2010	11/19/2015 5 yr lease, 3 yr ext (2018)	369.39	15.40	0.42	80.00%	20103284
David Colby	Buck Peak, LLC	T6N-R90W, 6th P.M. Sec 21: Lots 11,14,15 & 16 Sec 22: Lots 12 & 13 Sec 27: Lots 3 & 4 Sec 28: Lot 1	11/20/2010	11/19/2015 5 yr lease, 3 yr ext (2013)	369.39	15.40	0.42	80.00%	20103286
Douglas Van Tassel, Diana Lynn Hamilton, Donna Lee Sweet, DeLaine Brown and Debbie Lou Van Tassel, PO Box 335, Craig, CO 81626-0335	Buck Peak, LLC	T6N-R90W, 6th P.M. Sec 35: Lots 4 & 5 Sec 34: Lots 1,7,8,9,10,11,12,13,14,15,16	1/10/2011	1/09/2014 3 yr lease, 3 yr ext (2017)	534.62	89.10	2.41	80.00%	20103146
Florence Van Tassel	Laramie & Associates	T6N-R90W, 6th P.M. Sec 35: Lots 4 & 5 Sec 34: Lots 1,7,8,9,10,11,12,13,14,15,16	1/10/2011	1/09/2016 5 yr lease, 3 yr ext (2019)	534.62	89.10	2.41	80.00%	20103022
Gregory J. Knez, Trustee of the Raymond M. & Hellen M. Knez Family Trust	Buck Peak, LLC	T6N-R90W, 6th P.M. Sec 19: Lots 5, 6, 11 & 12 Sec 20: N2 less tract (see lease)	3/21/2011	3/20/2016 5 yr lease, 3 yr ext (2019)	270.31	271.07	7.32	80.00%	20103026
Gregory J. Knez, Trustee of the Raymond M. & Hellen M. Knez Family Trust	Buck Peak, LLC	T6N-R90W, 6th P.M. Sec 20: A tract in E 55 acres of E2NEN2 (see lease)	3/21/2011	3/20/2016 5 yr lease, 3 yr ext (2019)	11.45	11.45	0.31	80.00%	20103024
Marlene Henderson	Buck Peak, LLC	T6N-R90W, 6th P.M. Sec 21: Lots 11,14,15 & 16 Sec 22: Lots 12 & 13 Sec 27: Lots 3 & 4 Sec 28: Lot 1	3/30/2011	3/29/2016 5 yr lease, 3 yr ext (2019)	369.39	15.40	0.42	80.00%	20102819
Barbara Martin	Buck Peak, LLC	T6N-R90W, 6th P.M. Sec 21: Lots 11,14,15 & 16 Sec 22: Lots 12 & 13 Sec 27: Lots 3 & 4 Sec 28: Lot 1	3/30/2011	3/29/2016 5 yr lease, 3 yr ext (2019)	369.39	15.40	0.42	80.00%	20102820
Edward Rutherford	Buck Peak, LLC	T6N-R90W, 6th P.M. Sec 21: Lots 11,14,15 & 16 Sec 22: Lots 12 & 13 Sec 27: Lots 3 & 4 Sec 28: Lot 1	3/30/2011	3/29/2016 5 yr lease, 3 yr ext (2019)	369.39	15.40	0.42	80.00%	20102821

Larry Rutherford	Buck Peak, LLC	T6N-R90W, 6th P.M. Sec 21: Lots 11,14,15 & 16 Sec 22: Lots 12 & 13 Sec 27: Lots 3 & 4 Sec 28: Lot 1	3/30/2011	3/29/2016 5 yr lease, 3 yr ext (2019)	369.39	15.40	0.42	80.00%	20102822
Mark A Voloshin	Buck Peak, LLC	T5N-R90W, 6th P.M. Sec 2: Lots 7, 8, 9, 10 less tract (see lease) Sec 2: 15,16,17,18	5/12/2011	5/11/2016 5 yr lease, no ext	333.57	15.41	0.42	80.00%	20103150
Mark A Voloshin	Buck Peak, LLC	T6N-R90W, 6th P.M. Assesor's Tract # 69 Sec 21: Lots 3, 6, 7 & 10	5/12/2011	5/11/2016 5 yr lease, no ext	164.88	47.11	1.27	80.00%	20103151
Mark A Voloshin	Buck Peak, LLC	T6N-R90W, 6th P.M. Assessor's Tract # 70 Sec 21: Lots 4 & 5	5/12/2011	5/11/2016 5 yr lease, no ext	82.44	24.43	0.66	80.00%	20103152
Mark A Voloshin	Buck Peak, LLC	T6N-R90W, 6th P.M. Assessors Tract # 83 Sec 27: Lots 5,6,10,11,12,14,15,16 Sec 34: Lots 2,3 less the acreage in Sec 35 and the additional lands in Sec 34	5/12/2011	5/11/2016 5 yr lease, 2 yr ext (2018)	409.65	100.52	2.71	80.00%	20103155
Mark A Voloshin	Buck Peak, LLC	T6N-R90W, 6th P.M. Assessor's Tract # 105 Sec 21: Lots 1,2,8 & 9	5/12/2011	5/11/2016 5 yr lease, 2 yr ext (2018)	164.97	80.96	2.19	80.00%	20103156
Mark A Voloshin	Buck Peak, LLC	T6N-R90W, 6th P.M. Assessors Tract #82 Sec 26: Lots 4,5,6,11,12,13 & 14 Sec 27:Lots 1,2,5,6,7,8,9,10,11,12,14,15,16	5/12/2011	5/11/2016 5 yr lease, no ext	330.85	162.36	4.38	80.00%	20103154
Betty Arnone	Buck Peak, LLC	T5N-R90W, 6th P.M. Sec 2: Lots 7,8,9,10 Less Tract (see lease) Sec 2: 15,16,17 & 18	5/12/2011	5/11/2016 5 yr lease, 2 yr ext (2018)	333.57	11.56	0.31	80.00%	20102829
Betty Arnone	Buck Peak, LLC	T6N-R90W, 6th P.M. Assessor's Tract # 69 Sec 21: Lots 3, 6, 7, & 10	5/12/2011	5/11/2016 5 yr lease, no ext	164.88	17.59	0.47	80.00%	20102830
Betty Arnone	Buck Peak, LLC	T6N-R90W, 6th P.M. Assessor's Tract # 70 Sec 21: Lots 4 & 5	5/12/2011	5/11/2016 5 yr lease, no ext	82.44	9.16	0.25	80.00%	20102831

Betty Arnone	Buck Peak, LLC	T6N-R90W, 6th P.M. Assessor's Tract # 82 Sec 26: Lots 11, 12, 13, 14 Sec 27: Lots 2, 7, 8, 9	5/12/2011	5/11/2016 5 yr lease, no ext	330.85	26.04	0.70	80.00%	20102833
Betty Arnone	Buck Peak, LLC	T6N-R90W, 6th P.M. Assessor's Tract # 83 Sec 27: Lots 5,6,10,11,12,14,15,16 Sec 34: Lots 2,3 Less acreage (see lease)	5/12/2011	5/11/2016 5 yr lease, no ext	409.65	16.12	0.44	80.00%	20102834
Betty Arnone	Buck Peak, LLC	T6N-R90W, 6th P.M. Assessor's Tract # 105 Sec 21: Lots 1, 2, 8 & 9	5/12/2011	5/11/2016 5 yr lease, no ext	164.97	12.98	0.35	80.00%	20102835
Betty Jo Lott & Michelle K. McKee	Buck Peak, LLC	T5N-R90W, 6th P.M. Sec 2: Lots 7,8,9,10 less tract (see lease) Sec 2: 15,16,17,18	5/12/2011	5/11/2016 5 yr lease, no ext	333.57	11.56	0.31	80.00%	20102836
Betty Jo Lott & Michelle K. McKee	Buck Peak, LLC	T6N-R90W, 6th P.M. Assessor's Tract # 69 Sec 21: Lots 3, 6, 7, & 10	5/12/2011	5/11/2016 5 yr lease, no ext	164.88	17.6	0.48	80.00%	20102837
Betty Jo Lott & Michelle K. McKee	Buck Peak, LLC	T6N-R90W, 6th P.M. Assessor's Tract # 70 Sec 21: Lots 4 & 5	5/12/2011	5/11/2016 5 yr lease, no ext	82.44	9.16	0.25	80.00%	20102838
Betty Jo Lott & Michelle K. McKee	Buck Peak, LLC	T6N-R90W, 6th P.M. Assessor's Tract # 82 Sec 26: Lots 11, 12, 13, & 14 Sec 27: Lots 2, 7, 8 & 9	5/12/2011	5/11/2016 5 yr lease, no ext	330.85	26.04	0.70	80.00%	20102840
Betty Jo Lott & Michelle K. McKee	Buck Peak, LLC	T6N-R90W, 6th P.M. Assessor's Tract # 83 Sec 27: Lots 5, 6, 10, 11, 12, 14, 15 & 16 Sec 34: Lots 2, 3 Less acreage (see lease)	5/12/2011	5/11/2016 5 yr lease, no ext	409.65	16.12	0.44	80.00%	20102841
Betty Jo Lott & Michelle K. McKee	Buck Peak, LLC	T6N-R90W, 6th P.M. Assessor's Tract # 105 Sec 21: Lots 1, 2, 8 & 9	5/12/2011	5/11/2016 5 yr lease, no ext	164.97	12.98	0.35	80.00%	20102842
Gary R Semro and Robert W. Semro, 6522 Trailhead Rd, Highlands Ranch, CO 80130	Buck Peak, LLC	T6N-R90W, 6th P.M. Assessor's Tract # 69 Sec 21: Lots 3, 6, 7, & 10	5/12/2011	5/11/2016 5 yr lease, no ext	164.88	17.59	0.47	80.00%	20102845
Gary R Semro and Robert W. Semro	Buck Peak, LLC	T6N-R90W, 6th P.M. Assessor's Tract # 70 Sec 21: Lots 4 & 5	5/12/2011	5/11/2016 5 yr lease, no ext	82.44	9.16	0.25	80.00%	20102846

Gary R Semro and Robert W. Semro	Buck Peak, LLC	T6N-R90W, 6th P.M. Assessor's Tract # 82 Sec 26: Lots 11, 12, 13, & 14 Sec 27: Lots 2, 7, 8 & 9	5/12/2011	5/11/2016 5 yr lease, no ext	330.85	26.04	0.70	80.00%	20102848
Gary R Semro and Robert W. Semro	Buck Peak, LLC	T6N-R90W, 6th P.M. Assessor's Tract # 83 Sec 27: Lots 5, 6, 10, 11, 12, 14, 15 & 16 Sec 34: Lots 2, 3 Less acreage (see lease)	5/12/2011	5/11/2016 5 yr lease, no ext	409.65	16.12	0.44	80.00%	20102849
Gary R Semro and Robert W. Semro	Buck Peak, LLC	T6N-R90W, 6th P.M. Assessor's Tract # 105 Sec 21: Lots 1, 2, 8 & 9	5/12/2011	5/11/2016 5 yr lease, no ext	164.97	12.98	0.35	80.00%	20102844
Gary R Semro and Robert W. Semro	Buck Peak, LLC	T5N-R90W, 6th P.M. Sec 2: Lots 7,8,9,10 Less Tract (see lease) Sec 2: 15,16,17 & 18	5/12/2011	5/11/2016 5 yr lease, no ext	333.57	11.56	0.31	80.00%	20102843
Sharon A. Fitzgerald	Buck Peak, LLC	T5N-R90W, 6th P.M. Sec 2: Lots 7, 8, 9, 10 less tract (see lease) Sec 2: 15,16,17,18	5/12/2011	5/11/2016 5 yr lease, no ext	333.57	11.56	0.31	80.00%	20103144
Sharon A. Fitzgerald	Buck Peak, LLC	T6N-R90W, 6th P.M. Assesor's Tract # 69 Sec 21: Lots 3, 6, 7 & 10	5/12/2011	5/11/2016 5 yr lease, no ext	164.88	17.59	0.47	80.00%	20103138
Sharon A. Fitzgerald	Buck Peak, LLC	T6N-R90W, 6th P.M. Assessor's Tract # 70 Sec 21: Lots 4 & 5	5/12/2011	5/11/2016 5 yr lease, no ext	82.44	9.16	0.25	80.00%	20103139
Sharon A. Fitzgerald	Buck Peak, LLC	T6N-R90W, 6th P.M. Assessor's Tract # 82 Sec 26: Lots 11, 12, 13, & 14 Sec 27: Lots 2, 7, 8 & 9	5/12/2011	5/11/2016 5 yr lease, no ext	330.85	26.04	0.70	80.00%	20103141
Sharon A. Fitzgerald	Buck Peak, LLC	T6N-R90W, 6th P.M. Assessors Tract # 83 Sec 27: Lots 5,6,10,11,12,14,15,16 Sec 34: Lots 2,3 less acreage Sec 35, (see lease)	5/12/2011	5/11/2016 5 yr lease, no ext	409.65	16.12	0.44	80.00%	20103142
Sharon A. Fitzgerald	Buck Peak, LLC	T6N-R90W, 6th P.M. Assessor's Tract # 105 Sec 21: Lots 1,2,8 & 9	5/12/2011	5/11/2016 5 yr lease, no ext	164.97	12.98	0.35	80.00%	20103143

Eugena Grace Voloshin	Buck Peak, LLC	T6N-R103W, 6th P.M. Sec 31: Lots 7,8,9, NESW, SE T6N-R90W, 6th P.M. Sec 14: Lots 3, 4, 6 T6N-R91W, 6th P.M. Sec 9: Lots 8, 9, 16 Sec 10: Lots 4, 5 T6N-R92W, 6th P.M. Sec 13: SW T6N-R93W, 6th P.M. Sec 13: S2N2, N2S2 T6N-R94W, 6th P.M. Sec 12: E2SE T6N-R99W, 6th P.M. Sec 27: SWSE, SESW Sec 34: NENW	5/12/2011	5/11/2016 5 yr lease, no ext	1320.3	18.748	0.51	80.00%	20102850
Eugena Grace Voloshin	Buck Peak, LLC	T10N-R90W, 6th P.M. Sec 19: Lot 18 Sec 30: Lots 6 & 8	5/12/2011	5/11/2016 5 yr lease, no ext	117.16	1.663	0.04	80.00%	20102851
Eugena Grace Voloshin	Buck Peak, LLC	T3N-R91W, 6th P.M. Sec 8: Lots 9 & 16 Sec 9: SW/4SW/4 Sec 16: NW/4, NE/4SW/4	5/12/2011	5/11/2016 5 yr lease, no ext	323.43	4.593	0.12	80.00%	20102852
Eugena Grace Voloshin	Buck Peak, LLC	T4N-R91W, 6th P.M. Sec 10: Tract in SESW (0.42 acres) T4N-R92W, 6th P.M. Sec 7: Lots 9 & 10 Sec 8: Lots 5, 9, 10, 11, 12, 13, 14 Sec 17: Lot 2 T4N-R101W, 6th P.M. Sec 14: W2NE, NW, N2SW T4N-R102W, 6th P.M. Sec 27: SE Sec 34: NE	5/12/2011	5/11/2016 5 yr lease, no ext	799.7	11.356	0.31	80.00%	20102853
Eugena Grace Voloshin	Buck Peak, LLC	T5N-R94W, 6th P.M. Sec 7: S2SE Sec 8: SW Sec 17: N2NW Sec 18: NENE T5N-R94W, 6th P.M. Sec 9: SWNE, NWSE, S2SE T5N-R97W, 6th P.M. Sec 3: N2SE, SWSE, E2SW Sec 10: N2NE, NENW	5/12/2011	5/11/2016 5 yr lease, no ext	840	11.93	0.32	80.00%	20102854
Eugena Grace Voloshin	Buck Peak, LLC	T5N-R90W, 6th P.M. Sec 2: Lots 7, 8, 9, 10 less tract (see lease) Sec 2: 15,16,17,18	5/12/2011	5/11/2016 5 yr lease, no ext	333.57	71.30	1.93	80.00%	20102855
Eugena Grace Voloshin	Buck Peak, LLC	T6N-R90W, 6th P.M. A ssesor's Tract # 69 Sec 21: Lots 3, 6, 7 & 10	5/12/2011	5/11/2016 5 yr lease, no ext	164.88	0.73	0.02	80.00%	20102857
Eugena Grace Voloshin	Buck Peak, LLC	T6N-R90W, 6th P.M. Assessor's Tract # 105 Sec 21: Lots 1,2,8 & 9	5/12/2011	5/11/2016 5 yr lease, no ext	164.97	0.76	0.02	80.00%	20102858
Eugena Grace Voloshin	Buck Peak, LLC	T6N-R90W, 6th P.M. Assessor's Tract # 83 Sec 27: Lots 5, 6, 10, 11, 12, 14, 15 & 16 Sec 34: Lots 2, 3 Less acreage (see lease)	5/12/2011	5/11/2016 5 yr lease, no ext	409.65	0.95	0.03	80.00%	20102859
Eugena Grace Voloshin	Buck Peak, LLC	T6N-R90W, 6th P.M. Assessor's Tract # 82 Sec 26: Lots 11, 12, 13, & 14 Sec 27: Lots 2, 7, 8 & 9	5/12/2011	5/11/2016 5 yr lease, no ext	330.85	1.53	0.04	80.00%	20102860
Eugena Grace Voloshin	Buck Peak, LLC	T6N-R90W, 6th P.M. Assessor's Tract # 70 Sec 21: Lots 4 & 5	5/12/2011	5/11/2016 5 yr lease, no ext	82.44	0.38	0.01	80.00%	20102861

R. Kirk Lyons	Buck Peak, LLC	T5N-R89W, 6th P.M. Sec 6: Lots 3, 5 SE4NW4 T6N-R89W, 6th P.M. Sec 29: Lot 13 Sec 31: Lot 3,5,6,11 SW4NE4, NW4SE4, NE4SW4, SE4SW4 Sec 32: Lot 4	6/1/2011	5/31/2014 3 yr lease, 2 yr ext (2016)	425.23	47.24	1.28	80.00%	701711
Ralph C. Lyons & Anna M. Lyons	Buck Peak, LLC	T5N-R89W, 6th P.M. Sec 6: Lots 3, 5 SE4NW4 T6N-R89W, 6th P.M. Sec 29: Lot 13 Sec 31: Lot 3,5,6,11 SW4NE4, NW4SE4, NE4SW4, SE4SW4 Sec 32: Lot 4	6/1/2011	5/31/2014 3 yr lease, 2 yr ext (2016)	425.23	141.74	3.83	80.00%	701713
Leora L. Smith	Buck Peak, LLC	T6N-R90W, 6th P.M. Sec 12: Lots 5,6,8,9,10,13,14,15 Sec 24: Lots 1,2,7,8,9,10,14,15,16	6/1/2011	5/31/2014 3 yr lease, 2 yr ext (2016)	673.54	154.304	4.17	80.00%	20102588
R. Kirk Lyons	Buck Peak, LLC	T6N-R90W, 6th P.M. Sec 12: Lots 5,6,8,9,10,13,14,15 Sec 24: Lots 1,2,7,8,9,10,14,15,16	6/1/2011	5/31/2014 3 yr lease, 2 yr ext (2016)	673.54	51.43	1.39	80.00%	20102589
Ralph C. Lyons & Anna M. Lyons	Buck Peak, LLC	T6N-R90W, 6th P.M. Sec 12: Lots 5,6,8,9,10,13,14,15 Sec 24: Lots 1,2,7,8,9,10,14,15,16	6/1/2011	5/31/2014 3 yr lease, 2 yr ext (2016)	673.54	154.30	4.17	80.00%	20102587
Mark E. Lyons	Buck Peak, LLC	T6N-R90W, 6th P.M. Sec 12: Lots 5,6,8,9,10,13,14,15 Sec 24: Lots 1,2,7,8,9,10,14,15,16	6/1/2011	5/31/2014 3 yr lease, 2 yr ext (2016)	673.54	51.43	1.39	80.00%	20102586
Terri Lee Smedra	Buck Peak, LLC	T6N-R90W, 6th P.M. Sec 12: Lots 5,6,8,9,10,13,14,15 Sec 24: Lots 1,2,7,8,9,10,14,15,16	6/1/2011	5/31/2014 3 yr lease, 2 yr ext (2016)	673.54	51.43	1.39	80.00%	20102585
Leora L. Smith	Buck Peak, LLC	T5N-R89W, 6th P.M. Sec 6: Lots 3, 5 SE4NW4 T6N-R89W, 6th P.M. Sec 29: Lot 3 Sec 31: Lot 3,5,6,11 SW4NE4,NW4SE4, NE4SW4, SE4SW4 Sec 32: Lot 4	6/1/2011	5/31/2014 3 yr lease, 2 yr ext (2016)	425.23	141.72	3.83	80.00%	701715
Terri Lee Smedra	Buck Peak, LLC	T5N-R89W, 6th P.M. Sec 6: Lots 3, 5 SE4NW4 T6N-R89W, 6th P.M. Sec 29: Lot 3 Sec 31: Lot 3,5,6,11 SW4NE4, NW4SE4, NE4SW4, SE4SW4 Sec 32: Lot 4	6/1/2011	5/31/2014 3 yr lease, 2 yr ext (2016)	425.23	47.24	1.28	80.00%	701712
Mark E. Lyons	Buck Peak, LLC	T5N-R89W, 6th P.M. Sec 6: Lots 3, 5 SE4NW4 T6N-R89W, 6th P.M. Sec 29: Lot 13 Sec 31: Lot 3,5,6,11 SW4NE4, NW4SE4, NE4SW4, SE4SW4 Sec 32: Lot 4	6/1/2011	5/31/2014 3 yr lease, 2 yr ext (2016)	425.23	51.43	1.39	80.00%	701714

Thomas J. Knez	Buck Peak, LLC	T6N-R90W, 6th P.M. Sec 21: Lot 16 Sec 22: Lots 12 & 13	7/10/2011	7/09/2016 5 yr lease, 3 yr ext (2019)	122.97	20.50	0.55	80.00%	20102823
Helen P. Knez	Buck Peak, LLC	T6N-R90W, 6th P.M. Sec 27: Lots 3 & 4 Sec 28: Lot 1	7/17/2011	7/16/2016 5 yr lease, 3 yr ext (2019)	122.93	20.5	0.55	80.00%	20103517
Gregory J. Knez, Trustee of the Raymond M. & Hellen M. Knez Family Trust	Buck Peak, LLC	T6N-R90W, 6th P.M. Sec 21: Lots 11, 14, 15 & 16 Sec 22: Lots 12 & 13 Sec 27: Lots 3 & 4 Sec 28: Lot 1	3/21/2011	3/20/2016 5 yr lease, 3 yr ext (2019)	369.39	61.58	1.66	80.00%	20103025
Kathy Peters	Buck Peak, LLC	T6N-R90W, 6th P.M. Sec 35: Lots 9,10 11,12,13,14,15,16 (S/2)	7/31/2011	7/30/2014 3 yr lease, 3 yr ext (2017)	331.00	110.56	2.99	80.00%	20103518
Barbara L. Wilaby	Buck Peak, LLC	T6N-R90W, 6th P.M. Sec 12: Lots1,2,3,5,6,7,8,9,10,12,13,14,15	10/31/2008 3 years + 2 year ext option	10/30/2013	493.56	208.12	5.62	80.00%	20090483
Barbara L. Wilaby	Buck Peak, LLC	T6N-R90W, 6th P.M. Sec 13: Lots 2,3,4, less tract	10/31/2008 3 years + 2 year ext option	10/30/2013	130.10	30.23	0.82	80.00%	20090484
Rex Ross Walker	Buck Peak, LLC	T6N-R90W, 6th P.M. Sec 34: Lots 1, 7,8,9,10,11,12,13,14,15,16	12/18/2008 3 years + 2 year ext option	12/17/2013	351.36	26.24	0.71	80.00%	20090151
				EXTENDED			76.99
Margaret Keith	Buck Peak, LLC	T5N-R90W, 6th P.M. Sec 2: Lots 7,8,9,10 less tract (see lease) Sec 2: 15,16,17,18	9/30/2008 5 years + 3 year ext option	9/29/2013	333.57	11.560	0.31	80.00%	20084242
Margaret Keith	Buck Peak, LLC	T6N-R90W, 6th P.M. Assessor's Tract # 105 Sec 21: Lots 1, 2, 8, and 9	9/30/2008 5 years + 3 year ext option	9/29/2013	164.97	12.98	0.35	80.00%	20084243
Margaret Keith	Buck Peak, LLC	T6N-R90W, 6th P.M. Assessor's Tract # 83 Sec 27: Lots 5, 6, 10, 11, 12, 14, 15 & 16 Sec 34: Lots 2, 3 Less acreage (see lease)	9/30/2008 5 years + 3 year ext option	9/29/2013	409.65	16.12	0.44	80.00%	20084244
Margaret Keith	Buck Peak, LLC	T6N-R90W, 6th P.M. Assessor's Tract # 82 Sec 26: Lots 11, 12, 13, & 14 Sec 27: Lots 2, 7, 8 & 9	9/30/2008 5 years + 3 year ext option	9/29/2013	330.85	26.04	0.70	80.00%	20084245

Margaret Keith	Buck Peak, LLC	T6N-R90W, 6th P.M. Assessor's Tract # 70 Sec 21: Lots 4 & 5	9/30/2008 5 years + 3 year ext option	9/29/2013	82.44	9.16	0.25	80.00%	20084246
Margaret Keith	Buck Peak, LLC	T6N-R90W, 6th P.M. Assesor's Tract # 69 Sec 21: Lots 3, 6, 7 & 10	9/30/2008 5 years + 3 year ext option	9/29/2013	164.88	17.59	0.47	80.00%	20084247
James W. Keith	Buck Peak, LLC	T5N-R90W, 6th P.M. Sec 2: Lots 7,8,9,10 less tract (see lease) Sec 2: 15,16,17,18	9/30/2008 5 years + 3 year ext option	9/29/2013	333.57	3.86	0.10	80.00%	20084241
James W. Keith	Buck Peak, LLC	T6N-R90W, 6th P.M. Assessor's Tract # 105 Sec 21: Lots 1, 2, 8, and 9	9/30/2008 - 2013 5 years + 3 year ext option	9/29/2013	164.97	4.33	0.12	80.00%	20084240
James W. Keith	Buck Peak, LLC	T6N-R90W, 6th P.M. Assessor's Tract # 83 Sec 27: Lots 5, 6, 10, 11, 12, 14, 15 & 16 Sec 34: Lots 2, 3 Less acreage (see lease)	9/30/2008 5 years + 3 year ext option	9/29/2013	409.65	5.37	0.15	80.00%	20084239
James W. Keith	Buck Peak, LLC	T6N-R90W, 6th P.M. Assessor's Tract # 82 Sec 26: Lots 11, 12, 13, & 14 Sec 27: Lots 2, 7, 8 & 9	9/30/2008 5 years + 3 year ext option	9/29/2013	330.85	8.68	0.23	80.00%	20084238
James W. Keith	Buck Peak, LLC	T6N-R90W, 6th P.M. Assessor's Tract # 70 Sec 21: Lots 4 & 5	9/30/2008 5 years + 3 year ext option	9/29/2013	82.44	3.05	0.08	80.00%	20084237
James W. Keith	Buck Peak, LLC	T6N-R90W, 6th P.M. Assesor's Tract # 69 Sec 21: Lots 3, 6, 7 & 10	9/30/2008 5 years + 3 year ext option	9/29/2013	164.88	5.86	0.16	80.00%	20084236
Charles S. Keith	Buck Peak, LLC	T5N-R90W, 6th P.M. Sec 2: Lots 7,8,9,10 less tract (see lease) Sec 2: 15,16,17,18	9/30/2008 5 years + 3 year ext option	9/29/2013	333.57	3.86	0.10	80.00%	20084235
Charles S. Keith	Buck Peak, LLC	T6N-R90W, 6th P.M. Assessor's Tract # 105 Sec 21: Lots 1, 2, 8, and 9	9/30/2008 5 years + 3 year ext option	9/29/2013	164.97	4.33	0.12	80.00%	20084234
Charles S. Keith	Buck Peak, LLC	T6N-R90W, 6th P.M. Assessor's Tract # 83 Sec 27: Lots 5, 6, 10, 11, 12, 14, 15 & 16 Sec 34: Lots 2, 3 Less acreage (see lease)	9/30/2008 5 years + 3 year ext option	9/29/2013	409.65	5.37	0.15	80.00%	20084233

Charles S. Keith	Buck Peak, LLC	T6N-R90W, 6th P.M. Assessor's Tract # 82 Sec 26: Lots 11, 12, 13, & 14 Sec 27: Lots 2, 7, 8 & 9	9/30/2008 5 years + 3 year ext option	9/29/2013	330.85	8.68	0.23	80.00%	20084232
Charles S. Keith	Buck Peak, LLC	T6N-R90W, 6th P.M. Assessor's Tract # 70 Sec 21: Lots 4 & 5	9/30/2008 5 years + 3 year ext option	9/29/2013	82.44	3.05	0.08	80.00%	20084231
Charles S. Keith	Buck Peak, LLC	T6N-R90W, 6th P.M. Assesor's Tract # 69 Sec 21: Lots 3, 6, 7 & 10	9/30/2008 5 years + 3 year ext option	9/29/2013	164.88	5.86	0.16	80.00%	20084230
Debra A Ziehm	Buck Peak, LLC	T5N-R90W, 6th P.M. Sec 2: Lots 7,8,9,10 less tract (see lease) Sec 2: 15,16,17,18	9/30/2008 5 years + 3 year ext option	9/29/2013	333.57	3.86	0.10	80.00%	20084253
Debra A Ziehm	Buck Peak, LLC	T6N-R90W, 6th P.M. Assessor's Tract # 105 Sec 21: Lots 1, 2, 8, and 9	9/30/2008 - 2013 5 years + 3 year ext option	9/29/2013	164.97	4.33	0.12	80.00%	20084252
Debra A Ziehm	Buck Peak, LLC	T6N-R90W, 6th P.M. Assessor's Tract # 83 Sec 27: Lots 5, 6, 10, 11, 12, 14, 15 & 16 Sec 34: Lots 2, 3 Less acreage (see lease)	9/30/2008 5 years + 3 year ext option	9/29/2013	409.65	5.37	0.15	80.00%	20084251
Debra A Ziehm	Buck Peak, LLC	T6N-R90W, 6th P.M. Assessor's Tract # 82 Sec 26: Lots 11, 12, 13, & 14 Sec 27: Lots 2, 7, 8 & 9	9/30/2008 5 years + 3 year ext option	9/29/2013	330.85	8.68	0.23	80.00%	20084250
Debra A Ziehm	Buck Peak, LLC	T6N-R90W, 6th P.M. Assessor's Tract # 70 Sec 21: Lots 4 & 5	9/30/2008 5 years + 3 year ext option	9/29/2013	82.44	3.05	0.08	80.00%	20084249
Debra A Ziehm	Buck Peak, LLC	T6N-R90W, 6th P.M. Assesor's Tract # 69 Sec 21: Lots 3, 6, 7 & 10	9/30/2008 5 years + 3 year ext option	9/29/2013	164.88	5.86	0.16	80.00%	20084248
Jim F. Kowach	Buck Peak, LLC	T6N-R90W, 6th P.M. Sec 12: Lots 1,2,3,5,6,7,8,9,10,12,13,14,15 Sec 13: Lots 2,3,4, less tract (see lease)	10/31/2008	10/30/2013	635.00	238.35	6.44	80.00%	20084634
Robert Deakins	Buck Peak, LLC	T6N-R90W, 6th P.M. Sec 35: S/2	12/8/2008 5 years + 3 year ext option	12/7/2013	331.70	6.91	0.19	80.00%	20090152
Richard Deakins	Buck Peak, LLC	T6N-R90W, 6th P.M. Sec 35: S/2	12/8/2008 5 years + 3 year ext option	12/7/2013	331.70	6.91	0.19	80.00%	20090482

Kathleen Seely Brennise	Buck Peak, LLC	T6N-R90W, 6th P.M. Sec 28: Tract in Lots 11, 12, 14 Sec 31: Lots 5,6,11-14, 19,20, W/2 Sec 32 Lots 7,10-14 Sec 33:Tract in E2W2 Sec 34: Lots 1, 7-16	1/29/2009 5 years + 3 year ext option	1/28/2014	1507.93	145.69	3.93	80.00%	20091152
Bruce H. and Ann C. Seely	Buck Peak, LLC	T6N-R90W, 6th P.M. Sec 28: Tract in Lots 11, 12, 14 Sec 31: Lots 5,6,11-14, 19,20, W/2 Sec 32 Lots 7,10-14 Sec 33:Tract in E2W2 Sec 34: Lots 14, 15, 16	3/1/2009 5 years + 3 year ext option	2/28/2014	1179.60	15.00	0.41	80.00%	20091997
Bruce H. Seely	Buck Peak, LLC	T6N-R90W, 6th P.M. Sec 28: Tract in Lots 11, 12, 14 Sec 31: Lots 5,6,11-14, 19,20, W/2 Sec 32 Lots 7,10-14 Sec 33:Tract in E2W2 Sec 34: Lots 1, 7-16 Sec 35: Lots 4, 5	3/1/2009 5 years + 3 year ext option	2/28/2014	1590.92	146.56	3.96	80.00%	20091998
David R. and Shirley M. Seely	Buck Peak, LLC	T6N-R90W, 6th P.M. Sec 6: Lot 7 Sec 31: Lots 5,6,11-14, 19,20, W/2 Sec 32 Lots 7,10-14 Sec 33:Tract in E2W2 Sec 34: Lots 1, 7-16 Sec 35: Lots 4, 5	3/1/2009 5 years + 3 year ext option	2/28/2014	1465.72	292.60	7.90	80.00%	20092472
Walter D. Spetter	Buck Peak, LLC	T6N-R90W, 6th P.M. Sec 35: Lots 9,10 11,12,13,14,15,16 (S/2)	3/5/2009 5 years + 3 year ext option	3/4/2014	331.70	13.820	0.37	80.00%	20092059
Donna McMullen	Buck Peak, LLC	T6N-R90W, 6th P.M. Sec 35: Lots 9,10 11,12,13,14,15,16 (S/2)	3/5/2009 5 years + 3 year ext option	3/4/2014	331.70	13.82	0.37	80.00%	20092058
DR Seely, LLC an Idaho Limited Liability Company	Buck Peak, LLC	T6N-R90W, 6th P.M. Sec 31: Lots 5,6,11-14, 19,20, W/2 Sec 32 Lots 7,10-14 Sec 34: Lots 1, 7-16 Sec 35: Lots 4, 5	3/5/2009 5 years + 3 year ext option	3/4/2014	1436.46	169.85	4.59	80.00%	20092471
Kathleen Seely Brennise	Buck Peak, LLC	T5N-R90W, 6th P.M. Sec 3: Lots 6,7,8,9 Sec 4: Lots 5 -13, 15, 16, 18-20 Sec 6: Lots 12,13,14,17,18,19	7/9/2010	7/8/2015	1067.93	123.54	3.34	80.00%	20102826

Bruce and Ann Seely	Buck Peak, LLC	T5N-R90W, 6th P.M. Sec 3: Lots 6,7,8,9 Sec 4: Lots 5 -13, 15, 16, 18-20 Sec 6: Lots 12,13,14,17,18,19	7/9/2010	7/8/2015	1067.93	12.99	0.35	80.00%	20102591
Bruce Seely, Individually	Buck Peak, LLC	T5N-R90W, 6th P.M. Sec 3: Lots 6,7,8,9 Sec 4: Lots 5 -13, 15, 16, 18-20 Sec 6: Lots 12,13,14,17,18,19	7/9/2010	7/8/2015	1067.93	123.54	3.34	80.00%	20102590
David and Shirley Seely	Buck Peak, LLC	T5N-R90W, 6th P.M. Sec 3: Lots 6,7,8,9 Sec 4: Lots 5 -13, 15, 16, 18-20 Sec 6: Lots 12,13,14,17,18,19	7/9/2010	7/8/2015	1067.93	260.18	7.02	80.00%	20102827
D.R. Seely, LLC	Buck Peak, LLC	T5N-R90W, 6th P.M. Sec 3: Lots 6,7,8,9 Sec 4: Lots 5 -13, 15, 16, 18-20 Sec 6: Lots 12,13,14,17,18,19	7/9/2010	7/8/2015	1067.93	52.04	1.40	80.00%	20102825
Lease Serial No. COC-73459	Impact Energy Resources, LLC	T5N-R90W, 6th P.M. Section 1: Lot 5, 12, 13	3/1/2009	2/28/2019	125.15	125.15	3.38	80.00%
						1,933.86	52.21

Leases Value Allocation	Price per Net Acre	Net Acres	Assigned Value	Total Schedule 2.1 (a)	129.21
Schedule 2.1 (a)	$100	129.21	$12,921
Schedule 2.1 (b)	$1,050	244.98	$257,227
Schedule 2.1 (c )	$800	89.10	$71,283
Total Value		463.29	$341,430

SCHEDULE 2.1(b)

Assignment of Leases dated April ___, 2013

BUCK PEAK LEASES AND EXPIRATION DATES
LESSOR NAME AND ADDRESS	DESCRIPTION	DATE AND TERM	GROSS ACRES	NET ACRES	NET ACRES	NET ACRES	NET REVENUE INTEREST	RECORDING
					Buck Peak LLC	CONVEYED	to be delivered 8/8ths
West Half of Section 25					37.5%	100%

Jim F. Kowach	T6N-R90W, 6th P.M. Sec 25: W/2	10/31/2008 - 2014 6 years	335.54	167.77	62.91	62.91	78.5000%	20104936

Barbara Wilaby	T6N-R90W, 6th P.M. Sec 25: W/2	10/31/2011 - 2014 3 years	335.54	167.77	62.91	62.91	78.5000%	20103288
Sub Total - Kowach / Wilaby	W/2 Section 25, T6N R90W	100.00%	335.54	335.54	125.8275	125.83	78.5000%

East Half of Section 25
Mark A Voloshin, PO Box 981, Craig, CO 81626	T6N-R90W, 6th P.M. Assessor's Tract # 74 Sec 25: Lots 1, 2, 7, 8, 9,10,15,16	5/12/2011- 2016 Five (5) Years	335.61	52.83	19.81	19.81	78.5000%	20103153

Betty Arnone, 1713 South Vancouver Ct, Lakewood, CO 80228	T6N-R90W, 6th P.M. Assessor's Tract # 74 Sec 25: Lots 1,2,7,8,9,10,15 & 16	5/12/2011- 2016 Five (5) Years	335.61	26.41	9.90	9.90	78.5000%	20102832

Helen McKee, 10436 Jacob Place, Littleton, CO 80125-8932	T6N-R90W, 6th P.M. Assessor's Tract # 74 Sec 25: Lots 1, 2, 7, 8, 9, 10, 15 & 16	5/12/2011- 2016 Five (5) Years	335.61	26.41	9.90	9.90	78.5000%	20102839

Gary R Semro and Robert W. Semro, 6522 Trailhead Rd, Highlands Ranch, CO 80130	T6N-R90W, 6th P.M. Assessor's Tract # 74 Sec 25: Lots 1, 2, 7, 8, 9, 10, 15 & 16	5/12/2011- 2016 Five (5) Years	335.61	26.41	9.90	9.90	78.5000%	20102847

Sharon Fitzgerald (Hebenstreit), 337 Coronado Drive, Sedalia, CO 80135	T6N-R90W, 6th P.M. Assessor's Tract # 74 Sec 25: Lots 1, 2, 7, 8, 9,10,15,16	5/12/2011- 2016 Five (5) Years	335.61	26.41	9.90	9.90	78.5000%	20103140

Brad Ocker (Eugena Grace Voloshin), 9591 County Rd 33, Craig, CO 81625	T6N-R90W, 6th P.M. Assessor's Tract # 74 Sec 25: Lots 1, 2, 7, 8, 9,10,15,16	5/12/2011- 2016 Five (5) Years	335.61	8.55	3.21	3.21	78.5000%	20102856
Sub Total - Semro / Voloshin	E/2 Section 25, T6N R90W	49.7661%	335.61	167.02	62.6325	62.63	78.5000%

BCK LLC Charles S Keith	T6N-R90W, 6th P.M. A ssessor's Tract # 74 Sec 25: Lots 1, 2, 7, 8, 9,10,15,16	2/22/2011 - 2014 3 years + 2 yr ext	335.61	41.43	15.54	15.54	77.5000%	20111728

Strontia springs Resources, LLC James Keith	T6N-R90W, 6th P.M. Assessor's Tract # 74 Sec 25: Lots 1, 2, 7, 8, 9,10,15,16	2/22/2011 - 2014 3 years + 2 yr ext	335.61	41.43	15.54	15.54	77.5000%	20111730

JZTZ LLC Debra Ann Ziehm	T6N-R90W, 6th P.M. Assessor's Tract # 74 Sec 25: Lots 1, 2, 7, 8, 9,10,15,16	2/22/2011 - 2014 3 years + 2 yr ext	335.61	41.43	15.54	15.54	77.5000%	20111729

MKRESOURCES LLC Margaret Keith	T6N-R90W, 6th P.M. Assessor's Tract # 74 Sec 25: Lots 1, 2, 7, 8, 9,10,15,16	2/22/2011 - 2014 3 years + 2 yr ext	335.61	26.41	9.91	9.91	77.5000%	20111731
Sub Total - Keith	E/2 Section 25, T6N R90W	44.9075%	335.61	150.71	56.52	56.52	77.5000%

		Ownership %	Gross Acres	Net Acres	Buck Peak Net	Conveyed	NRI% Delivered
West Half of Section 25		100.0000%	335.54	335.54	125.83	125.83	78.5000%
East Half of Section 25		94.6736%	335.61	317.73	119.15	119.15	78.0257%
SECTION 25 TOTAL		97.3365%	671.15	653.27	244.98	244.98	78.2693%

EXHIBIT 5.1

CONVEYANCE, ASSIGNMENT AND BILL OF SALE

THIS CONVEYANCE, ASSIGNMENT  AND BILL OF SALE (this "Conveyance"), entered into as of April _, 2013, by and between Premier Energy Partners (I), LLC, a Colorado limited liability company ("Assignor"), and PetroShare Corp., a Colorado corporation ("Assignee"). Assignor and Assignee are referred to collectively herein as the "Parties."

RECITALS:

WHEREAS, Assignor is a party to the Leases attached hereto as Exhibit A (the "Leases");

WHEREAS, Assignor, as "Seller," and Assignee, as "Buyer," are parties to an Asset Purchase Agreement dated April _, 2013 (the "Purchase Agreement"), pursuant to which, subject to the terms and conditions set forth therein, Assignee will purchase substantially all of the assets of Assignor, including all of Seller's right, title and interest in, under and to the Leases; and

WHEREAS, simultaneously with the closing of the transactions contemplated by the Purchase Agreement, the Parties mutually desire that Assignor assign all of its right, title and interest in, under and to the Leases to Assignee on the terms and conditions hereinafter set forth.

NOW, THEREFORE, for and in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and adequacy of which are expressly acknowledged, the Parties agree as follows:

1.   Effective Date. For all purposes under this Agreement, the term "Effective Date" shall mean that date, if any, on which the closing of the transactions contemplated by the Purchase Agreement is consummated.

2.   Assignment and Conveyance.  Effective as of the Effective Date, Assignor hereby assigns, bargains, sells, grants, transfers and conveys unto Assignee all of Assignor's right, title and interest in, under and to the following:

(a)  the Leases more particularly described on Exhibit A attached hereto and incorporated herein by this reference;

(b)  the land covered by, or subject to, or pooled or unitized with the Leases (the "Land");

(c)  the oil, gas and other hydrocarbons ("Hydrocarbons") in, on, under or produced from or attributable to the Land;

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(d)  the contracts and contractual rights, obligations, and interests described in Exhibit B, and to the extent transferable, all other material contracts and contractual rights, obligations, and interests, including but not limited to all farmout and farmin agreements, operating agreements, surface use agreements, lease agreements, and other contracts or agreements  covering or affecting the Land or the Leases (collectively the "Contracts"); and

(e)  to the extent attributable to the Leases, Land, or Contracts:  (i) all rights with respect to the use and occupancy of the surface of and the subsurface depths under the Lands; (ii) all agreements and contracts, easements, rights-of-way, servitudes, and other estates; and (iii) all real and personal property located in or upon the Land or used in connection with the exploration, development or operation of the Leases.

3.    Bill of Sale.  Effective as of the Effective Date, Assignor hereby assigns, bargains, sells, grants, transfers and conveys unto Assignee all of Assignor's right, title and interest in, under and to the following (the "Records"):

(a)  data and information and copies of all 2D seismic data and interpretations thereof covering the Land, together with the shot records and digital data suitable for reprocessing, any planned or permitted 2D or 3D seismic shoot covering the Lands or parts thereof; and

(b)  any and all lease files, title files, land files, division order files, marketing files, well files, abstracts, title opinions, production records, seismic, geological, geophysical and engineering data, and all other files, maps and data (in whatever form) arising out of or relating to the Leases, Land, or Contracts.

4.    Assignor's Representations  & Warranties.  Assignor represents and warrants to Assignee that:

(a)  Assignor is the lawful owner of and has good and marketable title to the Leases;

(b)  Assignor will forever defend title to the Leases unto Assignee against the claims and demands of all persons claiming, or to claim the same, or any part thereof, by, through or under Assignor, but not otherwise;

(c)  Assignor has the power and authority to convey the Leases; and

(d)  the Leases are valid and subsisting leases.

5.    Purchase Agreement.  The Purchase Agreement contains certain representations, warranties, covenants and agreements between the parties, some of which survive the delivery of this Assignment, as provided therein and shall not be merged into this Conveyance or be otherwise negated by the execution or delivery of this Conveyance.  This Conveyance shall not be construed to amend the Purchase Agreement or vary the rights or obligations of either Assignor or Assignee from those set forth in the Purchase Agreement.  In the event of any conflict between this Conveyance and the Purchase Agreement, the terms of the Purchase Agreement shall control.

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6.    Miscellaneous.

(a)  Headings. The section headings used herein are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

(b)  Governing law. This Agreement shall be governed by and construed in accordance with the laws of the State of Colorado.

(c)  Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

(d)  Binding Effect. The terms, covenants and conditions hereof shall be binding upon, and shall inure to the benefit of, Assignor and Assignee and their respective heirs, successors and assigns.  Such terms, covenants and conditions shall be covenants running with the land described herein and with the Leases and with each transfer or assignment of said land or the Leases.

TO HAVE AND TO HOLD unto the Assignee, its successors and assigns forever.

ASSIGNOR: PREMIER ENERGY PARTNERS (I), LLC, a Colorado limited liability company

By:
Name:
Title:

[ACKNOWLEDGEMENTS ON FOLLOWING PAGE]

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STATE OF COLORADO	)
)ss.
COUNTY OF	)

The foregoing instrument was acknowledged before me this  ______  day of April, 2013 by ________________________________, as _________________________________  of Premier Energy Partners (I), LLC, on behalf of the company.

Notary Public

My commission expires:	.

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EXHIBIT A

Leases

See Attached

5

EXHIBIT B

Contracts

That certain Joint Operating Agreement by and between Premier Energy Partners (and others) and Quicksilver Resources Inc. dated July 27, 2010.

Exhibit 6.2(b)

AFFIDAVIT OF NONFOREIGN STATUS

Section 1445 of the Internal Revenue Code provides that a buyer of a United States real property interest must withhold tax if the seller is a foreign person.  To inform PetroShare Corp (“Buyer”) that withholding of tax is not required upon the disposition of a United States real property interest owned by Premier Energy Partners (I) LLC, the undersigned hereby certifies the following on behalf of Premier Energy Partners (I) LLC:

1.
Premier Energy Partners (I) LLC is not a non-resident alien, foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);

2.	The United States employer identification number of Premier Energy Partners (I) LLC is ___________________; and

3.	The office address of Premier Energy Partners (I) LLC is:

P.O. Box 2328
Littleton, CO  80161

It is understood that this certification may be disclosed to the Internal Revenue Service by Buyer and that any false statement contained herein could be punished by fine, imprisonment, or both.

Under penalties of perjury I declare that I have examined this certification and it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of  Premier Energy Partners (I) LLC.

Executed on _____________, 2013.

 Premier Energy Partners (I) LLC

___________________________________
Name:  _____________________________
Title:  ______________________________